UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: January 23, 2012


                           GULFSTAR ENERGY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

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

              Colorado                                 333-151398                               02-0511381
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  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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               555 Eldorado Blvd., Suite 100, Broomfield, CO 80021
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-2160
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Removal of Director

Effective January 19, 2012, Mr. Robert McCann, a Director of GulfStar Energy Corporation ("the Company") was removed from such positions by a majority written consent of the Company's Shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2012, the Company's Board of Directors approved the amendment of the Company's By-Laws as follows:

To amend Article 4) Board of Directors, Paragraph E) Removal

                 e) REMOVAL. Stockholders holding at least 50.10% of the outstanding shares entitled to vote at an election of directors may remove any director or the entire Board of Directors at any time, with or without cause.

To amend  Article  5)  Meetings  of  Directors,  Paragraph  E) Notice of Special
Meetings

                     e) NOTICE  OF  SPECIAL  MEETINGS.  The  person  or  persons calling a special meeting of the Board shall give written notice to each director of the time, place, date and purpose of the meeting of not less than three business days if by mail and not less than 24 hours if by electronic communication or in person before the date of the meeting. If mailed, notice is given on the date deposited in the United States mail, postage prepaid, to such director. A director may waive notice of any special meeting, and any meeting shall constitute a legal meeting without notice if all the directors are present or if those not present sign either before or after the meeting a written waiver of notice, a consent to such meeting, or an approval of the minutes of the meeting. A notice or waiver of notice need not specify the purposes of the meeting or the business which the Board will transact at the meeting.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 19, 2012, a majority of the Company's shareholders, by written consent, voted to remove Robert McCann as a director of the Company. At the time of the vote, the Company had 11,615,479 shares of common stock issued and outstanding. A total of 6,137,816 shares of common stock were voted in favor of the resolution or 52.84% of the shares issued and outstanding.





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                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
     3.1(ii)            Amended By-Laws of Gulfstar Energy Corporation


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                     GULFSTAR ENERGY CORPORATION



                                                     By:/s/ Donald Walford
                                                        ------------------
                                                           Donald Walford,
                                                         Chief Executive Officer

                                                     Date: January 25, 2012